U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Date of Report: May 15, 2003


                           I.C. ISAACS & COMPANY, INC.
               (Exact name of issuer as specified in its charter)


           Delaware                       0-23379                52-1377061
(State or Other Jurisdiction of      (Commission File          (IRS Employer
Incorporation or Organization)             Number)           Identification No.)


                4840 Bank Street, Baltimore, Maryland 21224-2522
              (Address and Zip Code of Principal Executive Offices)


                                 (410) 342-8200
                         (Registrant's Telephone Number)


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Item 7.  Financial Statements and Exhibits

     The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

         (a) Financial Statements -- none

         (b) Pro forma financial information -- none

         (c) Exhibits

      Number      Description
      ------      -----------

       99.1 Press release of I.C. Isaacs & Company, Inc. announcing its fiscal 2003 first quarter earnings.

Item 9.           Regulation FD Disclosure.

On May 15, 2003, the Registrant issued a press release announcing its fiscal 2003 first quarter earnings. Such press release is filed herein as Exhibit 99.1.


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

                                    Signature

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         I.C. Isaacs & Company, Inc.



Dated: May 15, 2003             By:      /s/ Robert J. Conologue
                                   ---------------------------------------------
                                    Robert J. Conologue, Chief Operating Officer
                                         and Chief (Principal) Financial Officer


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